UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2018

HEMP NATURALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55590	47-5604166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16950 North Bay Road , Suite 18033 Sunny Isles Beach, Florida		33160
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (347)-301-8431

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 4.01 CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

 On March 27, 2018, Hemp Naturals, Inc. ("the Company") engaged Paritz and Company, P.A.,("Paritz") of Hackensack, NJ as its new registered independent public accountant. During the year ended November 30, 2017, and prior to March 27, 2018 (the date of the new engagement), the Company did not consult with Paritz regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements by Paritz, in either case where written or oral advice provided by Paritz would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEMP NATURALS, INC.

/s/ Levi Jacobson
Levi Jacobson
President, Chief Executive Officer, Chief Financial Officer, Director

Date: March 30, 2018